UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2018 (October 29, 2018)

INNOPHOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road, Cranbury, New Jersey		08512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 609-495-2495

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 29, 2018, Innophos, Inc., an indirect, wholly-owned subsidiary of the Registrant (“Innophos”), and EURO MAROC PHOSPHORE (Emaphos) (“Emaphos”) entered into a Purified Phosphoric Acid (PPA) Supply Contract (“Supply Agreement”) pursuant to which Emaphos will sell and deliver, and Innophos will purchase and receive, purified wet phosphoric acid, subject to the terms and conditions contained in the PPA Supply Agreement.

The initial term of the Supply Agreement runs through December 31, 2019. Innophos may thereafter extend the term for additional one-year periods upon written notice to Emaphos for approval at least ninety (90) days prior to the then current termination date. Either party may terminate the Supply Agreement after the initial term upon one (1) year’s notice to the other party.

The foregoing description of the Supply Agreement is qualified in its entirety by the full text of the Supply Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2018, the Registrant issued a press release announcing its financial results for the third quarter of 2018 and that it will be hosting a live conference call to discuss the results. The text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in response to this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished (as indicated) with this report:

Exhibit No.	Description

10.1*	Purified Phosphoric Acid (PPA) Supply Contract between Innophos, Inc. and EURO MAROC PHOSPHORE (Emaphos) (filed)

99.1	Press Release (furnished)

•

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

November 1, 2018	By:	/s/ Joshua Horenstein
	Name:	Joshua Horenstein
	Title:	Senior Vice President, Chief Legal and Human Resources Officer and Corporate Secretary